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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

Changes in Management Employment Arrangements

On December 22, 2005, the Compensation Committee of Advance Auto Parts, Inc. (“the Company”) approved base salaries and annual bonus opportunities, effective on January 1, 2006, for the Company’s chief executive officer and five other named executive officers. For 2006, base salaries for the executive officers expected to appear as named executive officers in the Company’s proxy statement are as follows:

Executive Officer	Position	2006 Base Salary($)
Michael N. Coppola	President and Chief Executive Officer	$750,000

Jimmie L. Wade	Executive Vice President, Business Development	468,750

Michael O. Moore	Executive Vice President and Chief Financial Officer	375,000

Elwyn G. Murray	Executive Vice President, Administration	375,000

David B. Mueller	Executive Vice President, Merchandising and Marketing	322,500

Paul W. Klasing	Executive Vice President, Stores	347,500

The annual incentive bonus target for Mr. Coppola will remain unchanged at 100% of base salary. Bonus targets for other executive officers will be 60% of base salary under the new plan.  The 2006 annual bonus plan provides a maximum bonus opportunity of up to 200% of bonus target.

The 2006 annual bonus plan for all named executive officers, including the chief executive officer, will use Company financial performance measures approved by the Company’s Compensation Committee for the fiscal year. Sales and operating income will continue as measures, and an operating income measure which compares results versus the prior fiscal year will be added to further promote our growth strategy.  Additionally, the inventory measure currently used in the annual bonus plan will be modified to reward inventory turns rather than the control of absolute inventory levels as it has in the 2005 annual bonus plan. These measures are weighted to reflect the significance of the key performance indicators in driving stockholder value.

The chief executive officer’s annual bonus has been based on full fiscal year results for 2005 and will continue to be based on full-fiscal year results in 2006.  Other named executive officers who currently receive quarterly bonus payments will instead receive annual bonus payments based on full-fiscal year results commencing in fiscal year 2006.  The first potential payout under the revised 2006 annual bonus plan for the named executive officers will be in the first half of 2007.

The Compensation Committee also approved a new allowance plan available to Company executives, including the Company’s named executive officers. For 2006, the chief executive officer will be eligible to receive up to $14,000, and other named executive officers will be eligible to receive up to $9,000 for reimbursement of specified expenses, including financial planning, tax preparation, supplemental insurance, etc. These allowance amounts will be taxable to the individual executive.

All other terms of employment for these executive officers remain the same.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: December 29, 2005	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.